SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2013

ABIOMED, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-09585	04-2743260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 Cherry Hill Drive

Danvers, MA 01923

(Address of principal executive offices) (Zip Code)

(978) 646-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 3, 2013, we filed our definitive proxy statement for our annual meeting of stockholders to be held on August 14, 2013. Subsequent to the filing of our proxy statement, we learned that we inadvertently included outdated information in the section titled “Securities Beneficially Owned by Certain Persons” regarding the number of shares of our common stock beneficially owned by Henri Termeer. Below is an updated version of the section of the proxy statement titled “Securities Beneficially Owned by Certain Persons” that properly reflects the number of shares beneficially owned by Mr. Termeer:

SECURITIES BENEFICIALLY OWNED BY CERTAIN PERSONS

At the close of business on June 28, 2013, there were issued and outstanding 39,012,118 shares of our common stock entitled to cast 39,012,118 votes. On June 28, 2013, the closing price of our common stock as reported on the Nasdaq Global Market was $21.56 per share. The following table provides information, as of June 28, 2013, with respect to the beneficial ownership of our common stock by:

•	each person known by us to be the beneficial owner of five percent or more of our common stock;

•	each of our directors and nominees for director;

•	each of our executive officers named in the Summary Compensation Table under “Executive Compensation” above; and

•	all of our current directors and executive officers as a group.

This information is based upon information received from or on behalf of the individuals named therein.

Name(1)	Outstanding	Right to Acquire(2)	Total	Percentage
PRIMECAP Management Company (3) 225 South Lake Ave., #400 Pasadena, CA 91101	5,297,690	—	5,297,690	13.58%
Delaware Management Business Trust (4) 2005 Market Street Philadelphia, PA 19103	4,823,265	—	4,823,265	12.36%
Martin P. Sutter (5)	3,232,216	59,555	3,291,771	8.42%
Essex Woodlands Health Ventures (6) 21 Waterway Avenue, Suite 225 The Woodlands, TX 77380	3,150,000	—	3,150,000	8.07%
Blackrock, Inc. (7) 40 East 52nd Street New York, NY 10022	2,842,635	—	2,842,635	7.29%
The Vanguard Group, Inc. (8) 100 Vanguard Blvd. Malvern, PA 19355	2,448,273	—	2,448,273	6.28%
William Blair & Company, LLC (9) 222 West Adams Street Chicago, IL 60606	2,202,009	—	2,202,009	5.64%

Name(1)	Outstanding	Right to Acquire(2)	Total	Percentage
Michael R. Minogue (10)	39,387	725,516	764,903	1.92%
Henri A. Termeer	272,641	81,555	354,196	*
David M. Weber	47,403	285,250	332,653	*
William J. Bolt	30,145	163,166	193,311	*
Robert L. Bowen (10)	15,860	154,785	170,645	*
W. Gerald Austen	70,200	36,000	106,200	*
Dorothy E. Puhy	37,432	76,055	113,487	*
Michael Howley (10)	17,691	123,750	141,441	*
Louis E. Lataif	9,807	80,555	90,362	*
Paul Thomas	1,778	18,555	20,333	*
All executive officers and directors as a group (12 persons) (5)(10)(11)	3,785,357	1,992,492	5,777,849	14.09%

*	Less than one percent.
(1)	Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed.
(2)	Includes options that will become exercisable within 60 days of June 28, 2013.
(3)	Based on information provided in a Schedule 13G filed by PRIMECAP Management Company on February 14, 2013. PRIMECAP Management Company has sole voting power with respect to 4,135,573 shares and sole dispositive power with respect to 5,297,690 shares.
(4)	Based on information provided in a Schedule 13G filed jointly on February 14, 2013 by Macquarie Group Limited, Macquarie Bank Limited, Delaware Management Holdings Inc. and Delaware Management Business Trust. Delaware Management Business Trust has sole voting and dispositive power with respect to 4,823,265 shares. Delaware Management Holdings Inc. is the deemed beneficial owner of the shares due to its ownership of Delaware Management Business Trust. Macquarie Group Limited is the deemed beneficial owner of the shares due to its ownership of Macquarie Bank Limited, Delaware Management Holdings Inc. and Delaware Management Business Trust. Macquarie Bank Limited is the deemed beneficial owner of the shares due to its ownership of Delaware Management Holdings Inc. and Delaware Management Business Trust.
(5)	Includes 3,150,000 shares held by Essex Woodlands Health Ventures. Mr. Sutter is a managing director of Essex Woodlands Health Ventures. See footnote 7.
(6)	Based on information provided in a Schedule 13G on December 29, 2011, these securities are held by Essex Woodlands Health Ventures Fund VI, L.P. (“Essex VI”), Essex Woodlands Health Ventures Fund VII, L.P. (“Essex VII”), Essex Woodlands Health Ventures VI, L.P., the general partner of Essex VI (“Essex VI GP”), Essex Woodlands Health Ventures VII, L.P., the general partner of Essex VII (“Essex VII GP”), Essex Woodlands Health Ventures VI, L.L.C., the general partner of Essex VI GP (“Essex VI General Partner”), Essex Woodlands Health Ventures VII, L.L.C., the general partner of Essex VII GP (“Essex VII General Partner”), and James L. Currie, Ron Eastman, Jeff Himawan, Guido Neels, Martin P. Sutter, Immanuel Thangaraj and Petri Vainio (each, a “Manager” and collectively, the “Managers”). Each of Essex VI, Essex VI GP and Essex VI General Partner is deemed to have sole voting and investment power with respect to 946,818 shares. Each of Essex VII, Essex VII GP and Essex VII General Partner is deemed to have sole voting and investment power with respect to 2,203,182 shares. Each of the Managers except Ron Eastman and Guido Neels is deemed to have shared voting and investment power with respect to 3,150,000 shares. Ron Eastman and Guido Neels are each deemed to have shared voting and investment power with respect to 2,203,182 shares.
(7)	Based on information provided in a Schedule 13G filed by Blackrock, Inc. on January 30, 2013. Blackrock Inc. has sole voting and dispositive power with respect to 2,842,635 shares.
(8)	Based on information provided in a Schedule 13G filed by The Vanguard Group, Inc. on February 22, 2013, in its capacity as investment adviser. Includes 49,447 shares beneficially owned by Vanguard Fiduciary Trust Company, a wholly owned subsidiary of The Vanguard Group, Inc., as a result of its serving as investment manager of collective trust accounts and 1,900 shares beneficially owned Vanguard Investments Australia, Ltd, a wholly owned subsidiary of The Vanguard Group, Inc., a wholly owned subsidiary of The Vanguard Group, Inc., as a result of its serving as an investment manager. The Vanguard Group, Inc. has sole voting power with respect to 51,347 shares, sole dispositive power with respect to 2,448,273 shares and shares dispositive power with respect to 49,447 shares.

(9)	Based on information provided in a Schedule 13G filed by William Blair & Company, LLC on February 4, 2013, in its capacity as investment adviser. William Blair & Company, LLC has sole voting and dispositive power with respect to 2,202,009 shares.
(10)	Includes shares beneficially owned in the Abiomed Retirement Savings Plan.
(11)	Includes 10,797 shares beneficially owned by Andrew Greenfield and 187,750 shares subject to currently exercisable options held by Andrew Greenfield (including options that will become exercisable within 60 days of June 28, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABIOMED, Inc.

By:	/s/ Robert L. Bowen
Robert L. Bowen
Vice President and Chief Financial Officer

Date: July 25, 2013